Note 25 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]
25.	Commitments and Contingencies

Purchase commitments

Minimum contractual purchase commitments for the years ended December 31 are as follows:

Year ended December 31,
2022	$14,016
2023	12,202
2024	11,805
2025	13,344
2026	9,088
Thereafter	3,269
$63,724

Acquisition Commitments

In October 2021, the Company entered into agreements to acquire controlling interests in Antirion SGR S.p.A. and the Colliers Italy affiliate (which collectively consists of Colliers International Italia S.p.A., Colliers Real Estate Services Italia S.R.L. and Colliers Real Estate Management Services S.R.L.). The Company entered into agreements to acquire controlling interest in Basalt Infrastructure Partners, LLP in January 2022. It is expected that the acquisitions will be accounted for using the acquisition method of accounting for business combinations. The transactions are expected to close in the first quarter and second half of 2022, respectively, subject to applicable closing conditions including regulatory approval and closing adjustments, for an aggregate initial cash purchase price of $364,436.

Claims and Litigation

In the normal course of operations, the Company is subject to routine claims and litigation incidental to its business. Litigation currently pending or threatened against the Company includes disputes with former employees and commercial liability claims related to services provided by the Company. The Company believes resolution of such proceedings, combined with amounts set aside, will not have a material impact on the Company’s financial condition or the results of operations.

Contingencies associated with US government sponsored enterprises

Colliers Mortgage is a lender in the Fannie Mae DUS Program. Commitments for the origination and subsequent sale and delivery of loans to Fannie Mae represent those mortgage loan transactions where the borrower has locked an interest rate and scheduled closing and the Company has entered into a mandatory delivery commitment to sell the loan to Fannie Mae. As discussed in note 24, the Company accounts for these commitments as derivatives recorded at fair value.

Colliers Mortgage is obligated to share in losses, if any, related to mortgages originated under the DUS Program. These obligations expose the Company to credit risk on mortgage loans for which the Company is providing underwriting, servicing, or other services under the DUS Program. Net losses on defaulted loans are shared with Fannie Mae based upon established loss-sharing ratios, and typically, the Company is subject to sharing up to one-third of incurred losses on loans originated under the DUS Program. As of December 31, 2021, the Company has funded and sold loans subject to such loss sharing obligations with an aggregate unpaid principal balance of approximately $4,432,000. As at December 31, 2021, the Loss Reserve was $15,807 ( December 31, 2020 - $15,194) and was included within Other liabilities on the Consolidated Balance Sheets.

Pursuant to its licenses with Fannie Mae, Ginnie Mae and HUD, Colliers Mortgage is required to maintain certain standards for capital adequacy which include minimum net worth and liquidity requirements. If it is determined at any time that Colliers Mortgage fails to maintain appropriate capital adequacy, the licensor reserves the right to terminate the Company’s servicing authority for all or some of the portfolio. At December 31, 2021, Colliers Mortgage was in compliance with all such requirements.